Exhibit 10.3

SUBSCRIPTION BOOKLET

FOR

COMMON SHARES OF BENEFICIAL INTEREST

IN

ANTARES STRATEGIC CREDIT FUND
A DELAWARE STATUTORY TRUST

ANTARES STRATEGIC CREDIT FUND

SUBSCRIPTION INSTRUCTIONS

1.              Please Read and Complete the Subscription Agreement in its Entirety. It contains certain statements and certain representations required to be made by you. The following is a brief description of the Fund (as defined below). Subscribers should consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of the purchase and ownership of common shares of beneficial interest in the Fund and/or the filing requirements associated with the purchase and ownership of common shares of beneficial interest in the Fund.

Antares Strategic Credit Fund (the “Fund”), a Delaware statutory trust that intends to elect to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

2.              Please Complete, Date and Sign the Signature Page.

(a)            To be completed by all Subscribers: Please indicate a “Requested Subscription Amount” on page 27 hereof in Antares Strategic Credit Fund. Please complete, date and sign the signature page of each copy.

3.              Please Complete the Investor Questionnaire. The information is intended to establish among other things, whether you are an “accredited investor” within the meaning of the Securities Act (as defined below), and to assure compliance with the Investment Company Act (as defined below).

(a)            Individuals, grantors of revocable trusts, single-member limited liability companies or other entities treated as individuals for federal income tax purposes: Please complete the Investor Questionnaire for Individuals and Grantors of Revocable Trusts on page 55 hereof.

(b)            All other Entities: Please complete the Investor Questionnaire for Entities on page 37 hereof.

4.              Please Complete the Anti-Money Laundering (AML) Questionnaire.

(a)            To be completed by all Subscribers: Please complete the questionnaire on page 63 hereof.

5.              All EEA and UK Investors – Please Complete the EEA and UK Professional Investor Questionnaire. The information to be completed contains certain confirmations regarding the circumstances of the Subscriber’s investment in the Fund. Please complete the EEA and UK Professional Investor Questionnaire on page 76 hereof.

6.              Canadian Investors – Subscribers who are resident in a Canadian jurisdiction should reach out to Dechert LLP to obtain a copy of the Canadian Investor Questionnaire, which includes additional representations and warranties to establish, amongst other items, that such Subscribers are “accredited investors” as defined under National Instrument 45-106 Prospectus Exemptions or the Securities Act (Ontario), as applicable, and “permitted clients” as defined under National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.

7.              [Reserved].

8.              Please Complete All Applicable Tax Forms and Provide All Other Requested Tax Information, including:

(a)            U.S. persons (as described in Section 3(j) of the Subscription Agreement): Please complete, date and sign U.S. Internal Revenue Service Form W-9 available at www.irs.gov, and date and sign such form on the same date as the signature page of the Subscription Agreement.

(b)            Non-U.S. persons (as described in Section 3(j) of the Subscription Agreement): Please complete the applicable U.S. Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP available at www.irs.gov. Please date and sign such form on the same date as the signature page of the Subscription Agreement. If delivering an IRS Form W-8IMY, the Subscriber must deliver executed withholding forms for each of its beneficial owners.

9.              Return Completed Subscription Booklet. Please email executed copies of the completed and executed Subscription Agreement, Investor Questionnaire, Anti-Money Laundering (AML) Questionnaire, EEA and UK Professional Investor Questionnaire (if applicable), Canadian Investor Questionnaire (if applicable) and applicable tax form(s) to Dechert LLP at the email address below:

Dechert LLP

E-Mail: antaresBDC@dechert.com

10.            Questions. Questions concerning the completion of any documents contained herein should be directed to Dechert LLP (antaresBDC@dechert.com), legal counsel for the Fund.

Please Return All Documents. If you do not wish to subscribe for common shares of beneficial interest in the Fund or if your subscription is rejected, please return the Confidential Private Placement Memorandum, together with any amendments or supplements thereto (the “Offering Memorandum”), the Amended and Restated Declaration of Trust of the Fund (as amended, the “Declaration of Trust”), this Subscription Booklet and any other documents delivered by or on behalf of the Fund (collectively, the “Fund Documents”) to Antares Capital Credit Advisers LLC, a Delaware limited liability company (the “Adviser”), 500 West Monroe Street, Chicago, IL 60661.

THE FUND DOCUMENTS MAY NOT BE REPRODUCED, DUPLICATED, OR DELIVERED, IN WHOLE OR IN PART, TO ANY OTHER PERSON WITHOUT THE PRIOR WRITTEN CONSENT OF THE ADVISER OTHER THAN TO YOUR EMPLOYEES, COUNSEL, AUDITORS AND OTHER PROFESSIONAL ADVISORS WHO NEED TO KNOW SUCH INFORMATION IN CONNECTION WITH YOUR POTENTIAL SUBSCRIPTION TO THE FUND, SO LONG AS SUCH PERSONS ARE ADVISED OF, AND AGREE TO BE BOUND BY, THE CONFIDENTIALITY PROVISIONS CONTAINED HEREIN (PROVIDED THAT YOU WILL REMAIN RESPONSIBLE FOR ANY BREACH BY SUCH PERSONS OF SUCH CONFIDENTIALITY).

ANTARES STRATEGIC CREDIT FUND

SUBSCRIPTION AGREEMENT

INTRODUCTION

This Subscription Agreement together with all exhibits hereto (the “Agreement”) is by and among the undersigned Delaware statutory trust, Antares Strategic Credit Fund, a Delaware statutory trust (the “Fund”), Antares Capital Credit Advisers LLC, a Delaware limited liability company (the “Adviser”) and the undersigned subscriber (the “Subscriber”), and shall be effective as of the date it is accepted by the Fund.

RECITALS

A.            The Adviser is the adviser to the Fund.

B.            The Fund has prepared a Confidential Private Placement Memorandum (as may be amended or supplemented, the “Offering Memorandum”).

C.            The Fund is offering one class of common shares of beneficial interest (the “Shares”). The Shares are subject to the terms and conditions described in the Offering Memorandum and the Fund’s Amended and Restated Declaration of Trust, as in effect on the date hereof (as amended, the “Declaration of Trust”).

D.            The Subscriber wishes to subscribe to the offering described in the Offering Memorandum for Shares in an amount set forth on the signature page hereto (the “Requested Subscription Amount”) for such Shares, though the Adviser may, in its sole discretion, decline to accept any or all of such Requested Subscription Amount.

E.            The Adviser desires to admit the Subscriber as a shareholder of the Fund, and to accept all or part of the Subscriber’s subscription in an amount set forth by the Fund below its signatures hereto with respect to the applicable Shares (such amount, the “Subscription Amount”), which amount may not exceed the Requested Subscription Amount with respect to the Shares as described in, and upon the terms and conditions of, this Agreement.

AGREEMENT

The Adviser, the Fund and the Subscriber hereby agree as follows:

1)                             Definitions. Capitalized terms have the meanings set forth on Appendix A attached hereto.

2)                             Representations and Warranties of the Adviser and the Fund. The Adviser and the Fund hereby represent and warrant to the Subscriber as follows:

(a)            The Fund is a Delaware statutory trust duly formed, legally existing and in good standing under the laws of the Delaware. The Adviser is a limited liability company duly formed, legally existing and in good standing under the laws of the State of Delaware.

(b)            The Declaration of Trust, a copy of which has been furnished to the Subscriber, has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms, except to the extent that the enforcement of the rights and remedies created thereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)            The Fund has all requisite power and authority to execute and deliver this Agreement, to carry out all of the terms and provisions of this Agreement to be carried out by it, and to conduct its business as described in the Offering Memorandum.

(d)            The execution, delivery and performance by the Fund of this Agreement have been duly authorized by all necessary corporate action on its behalf. This Agreement has been duly executed and delivered on behalf of the Fund and constitutes the legal, valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms, except to the extent that the enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(e)            The execution, delivery and performance by the Fund of this Agreement have been duly authorized by all necessary corporate action on its behalf. This Agreement has been duly executed and delivered on behalf of the Fund and constitutes the legal, valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms, except to the extent that the enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(f)             Neither the execution and delivery of this Agreement by the Fund nor the consummation of any of the transactions contemplated hereby will (i) conflict with, result in a breach of, or constitute a default under, any indenture, mortgage, lease or other agreement to which the Fund is a party or by which it or any of its properties may be bound, or (ii) result in a violation of any order, writ, injunction, decree or award of any court or governmental authority to which the Fund or any of its properties may be subject. The execution and delivery by the Fund of this Agreement does not require any filing with, or approval or consent of, any governmental authority which has not already been made or obtained, except, if deemed necessary or advisable by the Fund, filings under applicable securities laws.

(g)            Neither the execution and delivery of this Agreement by the Fund nor the consummation of any of the transactions contemplated hereby will (i) conflict with, result in a breach of, or constitute a default under, any indenture, mortgage, lease or other agreement to which the Fund is a party or by which it or any of its properties may be bound, or (ii) result in a violation of any order, writ, injunction, decree or award of any court or governmental authority to which the Fund or any of its properties may be subject. The execution and delivery by the Fund of this Agreement do not require any filing with, or approval or consent of, any governmental authority which has not already been made or obtained, except, if deemed necessary or advisable by the Adviser, filings under applicable securities laws.

(h)            The Fund has not, either directly or indirectly through any agent, sold or offered Shares to, or solicited offers to buy Shares from, or otherwise approached or negotiated in respect of Shares with, any persons or entities so as to make necessary the registration of the Shares under the Securities Act. The Fund is not required to be registered as an investment company under the Investment Company Act. The Fund intends to elect to be regulated as a business development company under the Investment Company Act. The Fund’s representations and warranties in this clause (h) are made in reliance on the representations and warranties of the subscribers under this Agreement and other subscription agreements.

(i)             There are no material actions, investigations or proceedings pending or, to the best knowledge of the Adviser or the Fund, threatened against the Adviser or the Fund.

(j)             Neither the Adviser nor any member thereof has (i) been convicted of a felony in a criminal proceeding or (ii) become subject to a finding in a judgment, decree or final order in a civil proceeding of a judicial or administrative body that such Adviser or member thereof knowingly violated the securities laws of the United States or any state thereof or of any foreign country.

3)                             Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to the Adviser and the Fund as follows:

(a)            The Subscriber has all requisite power and authority to make the acknowledgments, representations, warranties and agreements set forth in this Agreement. The Subscriber also has all requisite power and authority to execute and deliver this Agreement and to carry out all of the terms and provisions of this Agreement and is, if applicable, duly and validly formed, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

(b)            The execution and delivery of this Agreement and the performance of this Agreement by the Subscriber have been duly authorized by all necessary corporate or other action on its behalf. This Agreement has been duly executed and delivered on behalf of the Subscriber, this Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, except to the extent that the enforcement of the rights and remedies created hereby or thereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)            Neither the execution and delivery of this Agreement by the Subscriber nor the consummation of any of the transactions contemplated hereby will (i) conflict with, result in a breach of, or constitute a default under, any indenture, mortgage, lease or other agreement to which the Subscriber is a party or by which it or any of its properties may be bound, or (ii) result in a violation of any order, writ, injunction, decree or award of any court or governmental authority to which the Subscriber or any of its properties may be subject. The execution and delivery by the Subscriber of this Agreement does not require any filing with, or approval or consent of, any governmental authority which has not already been made or obtained, except, if deemed necessary or advisable by the Subscriber, filings under applicable securities laws.

(d)            The consummation of any of the transactions contemplated herein will not (i) conflict with, result in a breach of, or constitute a default under, any indenture, mortgage, lease or other agreement to which the Subscriber is a party or by which it or any of its properties may be bound, or (ii) result in a violation of any order, writ, injunction, decree or award of any court or governmental authority to which the Subscriber or any of its properties may be subject.

(e)            (i) The Subscriber acknowledges that the offering and sale of the Shares has not been and will not be registered under the Securities Act, and is being made in reliance upon federal and state exemptions for transactions not involving a public offering and (ii) the Subscriber represents and warrants that it is an “accredited investor” (as defined in Regulation D under the Securities Act). The Subscriber is acquiring such Subscriber’s Shares for such Subscriber’s own account (and not for the direct or indirect account or benefit of any other person or entity), for investment and not with a view to any resale or distribution thereof. The Subscriber understands that the Shares have not been registered under the Securities Act or any state or other jurisdiction’s securities laws and may not be assigned, sold or otherwise transferred without registration under the Securities Act or any relevant state or other jurisdiction’s securities laws or exemption therefrom; that the Fund has no obligation or intention to register any of the Shares under the Securities Act or state or other jurisdiction’s securities laws, or to permit sales pursuant to Regulation A under the Securities Act; and that the Subscriber must therefore bear the economic risk of holding its Shares for an indefinite period of time. The Subscriber is not a party to, nor does it have any current intention to enter into any contract, agreement or other obligation pursuant to which it would sell or otherwise transfer the Shares.

(f)             The Subscriber has (i) received a copy of the Declaration of Trust and the Offering Memorandum and (ii) been given access to all information regarding the financial condition and the proposed business and operations of the Fund that the Subscriber has requested in order to evaluate its investment in the Fund. During the course of the offering of the Shares and prior to the date hereof, the Fund has made available to the Subscriber the opportunity to ask questions of, and to receive answers from, persons acting on behalf of the Fund concerning the terms and conditions of the offering of Shares, and to obtain any additional information desired by the Subscriber with respect to the Fund as the Subscriber has deemed necessary to assist the Subscriber in evaluating the opportunity to subscribe for Shares in the Fund. At no time was the Subscriber presented with or solicited by any leaflet, public promotional meeting, any newspaper, magazine, radio, or television article or advertisement, or any other form of general advertising or general solicitation with respect to Shares in the Fund.

(g)            With regard to the tax, legal, economic and other considerations relating to the Subscriber’s investment in the Fund, the Subscriber is relying only on the advice of, and has consulted only with, its own professional advisors.

(h)            Either (i) the Subscriber is a natural person, or (ii) the Subscriber will be counted as one beneficial owner of the outstanding securities of the Fund for purposes of Section 3(c)(1) of the Investment Company Act and related rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”).

(i)             (i) The Subscriber acknowledges that the Fund will not be registered as an investment company under the Investment Company Act.

(j)             If the Subscriber is a “United States person” (within the meaning of the U.S. Internal Revenue Code of 1986, as amended (the “Code”)), the Subscriber has fully and accurately completed and delivered to the Fund U.S. Internal Revenue Service (“IRS”) Form W-9 or successor form (“W-9”) or, if the Subscriber is not a “United States person” (within the meaning of the Code), the Subscriber has fully and accurately completed and delivered to the Fund the applicable IRS Form or Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP or W-8IMY or successor forms, as applicable (“W-8”). The Subscriber agrees to promptly provide an updated form W-9 or W-8, as may be applicable, upon any form previously provided becoming invalid or obsolete (including by operation of law), upon expiration of such form, upon a change in the Subscriber’s circumstances or upon request of the Adviser. Current forms W-8 or W-9 are available at www.irs.gov. The Subscriber has truthfully and accurately completed and executed, and is delivering to the Adviser along with this Agreement, (i) the applicable Investor Questionnaire, (ii) an Anti-Money Laundering (AML) Questionnaire attached hereto as Exhibit B (the “AML Questionnaire”), and (iii) if applicable, a Canadian Investor Questionnaire (which is available from the Adviser upon request) (the “Canadian Investor Questionnaire”) or an EEA and UK Professional Investor Questionnaire attached hereto as Exhibit D (the “EEA and UK Professional Investor Questionnaire”). The Subscriber acknowledges that the Adviser is relying on the information in such Investor Questionnaire, such AML Questionnaire and, if applicable, such Canadian Investor Questionnaire, EEA and UK Investor Questionnaire, in deciding whether to accept the subscription of the Subscriber.

(k)            (i) The Subscriber certifies under penalties of perjury that the Subscriber’s name, taxpayer identification, or social security number and address provided in the Investor Questionnaire are correct. The Subscriber agrees to (A) execute properly and provide to the Fund in a timely manner any tax documentation or other information or (B) take any action, in each case, that may be reasonably required by the Adviser in connection with the Fund (including, but not limited to, (x) the name, address and taxpayer identification number of any “substantial U.S. owner” of the Subscriber or other information required to reduce or eliminate any withholding tax directly or indirectly imposed on or collected by or with respect to the Fund pursuant to FATCA (as defined below) and (y) any other information, waivers, documentation and representations reasonably requested by the Adviser in connection with an audit). For purposes of this Agreement, “FATCA” means Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, and any analogous laws, regulations, agreements or other guidance adopted in any other jurisdictions.

(ii)            The Subscriber agrees to provide the Adviser with any information (including, without limitation, information with respect to the Subscriber’s identity, citizenship, residency, tax status, business, control or ownership and including with respect to the direct and indirect owners or beneficiaries of the Subscriber), waivers, documentation, certifications, and representations or take any actions as the Adviser may request in order to comply with any tax laws or regulations, including applicable U.S. state and local laws, or to avoid or minimize the direct or indirect imposition of taxes or tax filing obligations (including with respect to withholding taxes) on the Fund, the shareholders of the Fund (the “Shareholder”) (or on a Shareholder’s direct or indirect owners), any investment vehicle through which the Fund invests, any investment (or potential investment) of the foregoing, any affiliates of the foregoing or otherwise in respect of the Subscriber’s investment in the Fund. Any such information, waiver, documentation and certification shall be true, correct and complete in all material respects. The Subscriber agrees to promptly provide the Fund with additional forms, certification, representations, information or documentation as may be required as a result of any change in status or as the Adviser may otherwise request from time to time, including, without limitation, such information as may be required or desirable, in the reasonable discretion of the Adviser, to comply with the terms of any provision of (or election under) the Code or state, local or non-U.S. tax law. The Subscriber understands that the Fund intends to elect or has elected to be treated as a “regulated investment company” within the meaning of Section 851 of the Code for U.S. federal income tax purposes. Pursuant to these elections, the Subscriber shall be required to furnish certain information to the Fund as required under U.S. Treasury Regulation §1.852-6(a) and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Fund, the Subscriber understands that it shall be required to include additional information on its income tax return as provided in U.S. Treasury Regulation § 1.852-7. The Subscriber agrees to promptly inform the Fund and the Adviser in the event of any change in the information that has been provided by the Subscriber or in the event that any documentation, waivers or representations become incorrect, become obsolete or expire and will execute and deliver to the Fund such additional forms, certification, representations, information or documentation as the Fund or the Adviser may reasonably request. The Subscriber acknowledges that any forms, information, documentation, certifications and representations provided to the Fund may be disclosed to the IRS, non-U.S., state and local taxing authorities and other third parties, as appropriate in the reasonable judgment of the Adviser.

(l)             The Subscriber has accurately provided the Fund with its taxable year end in the Investor Questionnaire where indicated. In the event that any of the information provided on the signature pages hereto becomes inaccurate, the Subscriber will promptly inform the Fund that the information has become inaccurate and will accurately set forth in writing the updated information requested in the Investor Questionnaire.

(m)           The Subscriber, if a natural person who is not a U.S. citizen or resident, has accurately set forth his country of residence on the signature pages hereto where indicated. The Subscriber, if a corporation, fund, trust or other entity not organized under the laws of a state of the United States, has accurately set forth such Subscriber’s jurisdiction of organization on the signature pages hereto where indicated.

(n)            The Subscriber has fully and accurately completed the “Plan Asset Questionnaire” that follows the signature page hereto (the “Plan Asset Questionnaire”). The Subscriber (i) acknowledges that the Adviser will rely on the information and representations given by the Subscriber, including those set forth herein and in the Plan Asset Questionnaire and those that may hereafter be given by the Subscriber, in connection with Subscriber’s status under the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Code, or any applicable similar law, (ii) acknowledges that in view of developments in the law and applicable regulations, or other circumstances, the Adviser may require additional information from the Subscriber to comply with the requirements of, or qualify for an exemption under, ERISA, the Code or any applicable similar law, and (iii) agrees to provide additional information reasonably requested by the Adviser from time to time to determine whether the Fund is treated as holding plan assets subject to ERISA, the Code, or any applicable similar law. The Subscriber will immediately notify the Adviser upon any change to its responses to the Plan Asset Questionnaire. If the Subscriber has checked “yes” under the caption “Plan Assets” in the Plan Asset Questionnaire or is otherwise an “employee benefit plan” within the meaning of (but not subject to) ERISA or holds assets of such a plan, the Subscriber represents that: (x) the decision to invest assets of the Subscriber in the Fund was made by a fiduciary (within the meaning of Section 3(21) of ERISA and the regulations thereunder, or as defined under any applicable similar law) that is independent of the Adviser and the Adviser and is duly authorized to make such investment decisions on behalf of the plan (the “Plan Fiduciary”); (y) the Plan Fiduciary making the decision to invest in the Fund assumes full responsibility for making the investment decision to invest in the Fund on behalf of the Subscriber, is aware of and has taken into consideration its fiduciary duties (including, without limitation, the diversification requirements of Section 404(a)(1)(C) of ERISA or any applicable similar law) and has concluded that (A) the proposed investment in the Fund is a prudent one and (B) the investment strategy and concentration of investments in the Fund are appropriate and proper for the Subscriber in light of the overall investment strategy for the Subscriber, and understands and agrees that none of the Fund, the Adviser or any of their affiliates or representatives shall be responsible for compliance by the Subscriber with the provisions of ERISA or applicable similar law requiring that investments of the Subscriber be diversified; and (z) this subscription and the investment contemplated hereby (including, without limitation, the terms of compensation for the Adviser and the restrictions on withdrawal and/or transfer or other disposition of the Shares) are in accordance with all requirements applicable to the Subscriber under its governing instruments, ERISA, the Code, and any applicable similar laws and the Subscriber’s investment in the Fund does not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a violation under any applicable similar law. The Subscriber hereby acknowledges and agrees that, for so long as the Fund is not deemed to hold “plan assets” (within the meaning of the Department of Labor’s plan asset regulations, 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”)), the Adviser is not a “fiduciary” (within the meaning of Section 3(21) of ERISA, Section 4975 of the Code or any similar law) under ERISA, the Code or such similar law with respect to any assets of the Subscriber by reason of the Subscriber’s investment in the Fund and that the Subscriber has not and is not relying on the Adviser or any of its affiliates or representatives to provide, and that none of the Adviser or any of its affiliates or representatives have provided or intend to provide, any investment advice with respect to the Subscriber’s purchase Shares in the Fund.

(o)            Except if otherwise indicated below, the Subscriber is not a bank holding company (as defined in Section 2(a) of the U.S. Bank Holding Company Act of 1956, as amended (the “BHC Act”)), a savings and loan holding company (as defined in Section 10 of the U.S. Home Owners’ Loan Act of 1933, as amended (“HOLA”)), a non-U.S. bank subject to the BHC Act pursuant to the International Banking Act of 1978, as amended, or a company that controls, is controlled by, or is under common control with, any such bank holding company, savings and loan holding company, or non-U.S. bank, with “control” having the meaning provided in Section 225.2(e) of Regulation Y issued by the Board of Governors of the Federal Reserve System.

(p)            Neither the Subscriber (nor any person who would, through the Subscriber’s ownership in the Fund, be deemed to beneficially own Shares in the Fund) is or has been subject to, is experiencing or has experienced (in each case, within the period of time prescribed by the applicable disqualifying or disclosable event under Rule 506(d) under the Securities Act) any of the events described in Rule 506(d)(1)(i)-(viii) under the Securities Act (a “Disqualifying Event”). The Subscriber shall indicate whether it is or has been subject to any Disqualifying Event on the applicable Investor Questionnaire attached hereto as either Exhibit A-1 or Exhibit A-2. The Subscriber shall promptly notify the Adviser if the Subscriber or any such other person becomes aware that the foregoing representation is no longer true and correct or becomes subject to or experiences a Disqualifying Event or becomes the subject of a formal proceeding that would, if adversely determined, constitute a Disqualifying Event. For purposes of this Section 3(p), the term “beneficial owner” has the same meaning as under Rule 13d-3 promulgated under the Exchange Act, as amended, and includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares, or is deemed to have or share: (i) voting power, which includes the power to vote, or to direct the voting of, the Subscriber’s Shares; and/or (ii) investment power, which includes the power to dispose, or to direct the disposition of, the Subscriber’s Shares.

(q)            Neither the Subscriber nor any of its affiliates is a person or entity listed in Executive Order 13224 Blocking Terrorist Property And Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism or the Annex thereto (the “Annex”), as published at https://home.treasury.gov/system/files/126/13224.pdf on the date hereof, and as updated from time to time by the Office of Foreign Assets Control, U.S. Department of the Treasury, Washington, D.C. 20220, (202) 622-2520. Furthermore, neither the Subscriber nor any of its affiliates is an agent or intermediary for any entity or person listed in the Annex. The undersigned will also take reasonable steps to ensure that its affiliates and any parties for which it is acting as an agent or intermediary are not listed in the Annex.

(r)            The Subscriber acknowledges that the Fund seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of such efforts, the Subscriber hereby represents, warrants and agrees that:

(i)             No consideration that the Subscriber has contributed or will contribute to the Fund has been or shall be derived from, or related to, any activity that is deemed criminal under U.S. law;

(ii)            No consideration that the Subscriber has contributed or will contribute to the Fund shall cause the Fund or the Adviser or any entity that maintains a Private Banking Account for the Fund to be in violation of the U.S. Bank Secrecy Act, as amended, the U.S. Money Laundering Act of 1986, as amended or any other applicable law or regulation related to money laundering or similar activities to which the Fund or the Adviser may from time to time be subject, including without limitation, the U.S. International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001, as amended, and the regulations thereunder;

(iii)           The Subscriber will provide additional documentation if requested by the Adviser or its duly authorized delegate in accordance with the requirements, present or future, of the laws and regulations of the United States or any other jurisdiction whose regulations apply to the Fund or its duly authorized delegate;

(iv)           That the information provided by the Subscriber in this Subscription Agreement and all accompanying documents including the AML Questionnaire is true, correct and complete as of the date hereof, and undertakes to advise the Adviser or its duly authorized delegate promptly of any change in circumstances which causes any of such information to be inaccurate or incomplete; and

(v)            Neither the Subscriber nor (in the case of a Subscriber which is an entity) any Related Person is:

(A)           A person or entity whose name appears on the List of Specifically Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control or other list designated by the Adviser from time to time;

(B)            A Shell Bank or Foreign Shell Bank;

(C)            A person or entity resident in or whose subscription funds are transferred from or through an account in a High Risk or Non-Cooperative Jurisdiction or Territory;

(D)            A Senior Foreign Political Figure, any Family Member of a Senior Foreign Political Figure or any Close Associate of a Senior Foreign Political Figure;

(E)            Resident in, or organized or chartered under the laws of, a jurisdiction that has been designated by the Secretary of the Treasury under Section 311 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001, as amended (including the implementing regulations thereunder, the “PATRIOT Act”), as warranting special measures or due diligence due to money laundering concerns;

(F)            A Politically Exposed Person, a Family Member of a Politically Exposed Person, any Close Associate of a Politically Exposed Person, or any person acting on behalf of a Politically Exposed Person; or

(G)            A person (1) operationally based, organized under the laws of, or domiciled in a country or territory in relation to which sanctions imposed by the United Nations or the United States apply, or (2) otherwise subject to sanctions imposed by the United Nations or the United States, including without limitation the Office of Foreign Assets Control, a person to which (A) or (G) applies being a “Sanctions Subject”.

The Subscriber acknowledges and agrees that (i) should the Subscriber or a Related Person be, or become at any time during its investment in the Fund, a Sanctions Subject, the Adviser or its duly authorized delegate may immediately and without notice to the Subscriber cease any further dealings with the Subscriber and/or the Subscriber’s Shares in the Fund until the Subscriber or the relevant Related Person (as applicable) ceases to be a Sanctions Subject or a license is obtained under applicable law to continue such dealings (a “Sanctioned Persons Event”), and (ii) the Fund, the Fund’s administrator and the Adviser shall have no liability whatsoever for any liabilities, costs, expenses, damages and/or losses (including but not limited to any direct, indirect or consequential losses, loss of profit, loss of revenue, loss of reputation and all interest, penalties and legal costs and all other professional costs and expenses) incurred by the Subscriber as a result of a Sanctioned Persons Event.

The Subscriber further represents and warrants that it is not, nor received deposits from, nor makes payments on behalf of, nor handles other financial transactions related to, foreign bank without a physical presence in any country other than a foreign bank that (i) is an affiliate of a depositary institution, credit union or foreign bank that maintains a physical presence in the United States or a foreign country, as applicable, and (ii) is subject to supervision by a banking authority in the country regulating such affiliated depositary institution, credit union or foreign bank.

Except as otherwise disclosed to the Fund in writing: neither the Subscriber nor, if applicable, any Related Person, is resident in, or organized or chartered under the laws of, (A) a jurisdiction that has been designated by the U.S. Secretary of the Treasury under Section 311 of the USA PATRIOT Act as warranting special measures due to money laundering concerns or (B) any High Risk or Non-Cooperative Jurisdiction or Territory, (ii) the subscription funds of the Subscriber and, if applicable, any Related Person, do not originate from, nor will they be routed through, an account maintained at (A) a Foreign Shell Bank, (B) a foreign bank (other than a Regulated Affiliate) that is barred, pursuant to its banking license, from conducting banking activities with the citizens of, or with the local currency of, the country that issued the license or (C) a bank organized or chartered under the laws of a High Risk or Non-Cooperative Jurisdiction or Territory and (iii) neither the Investor nor, if applicable, any Related Person, is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure, in each case within the meaning of the PATRIOT Act.

The Subscriber shall promptly notify the Adviser if any of the representations in this Agreement cease to be true and accurate with respect to the Subscriber.

The Subscriber agrees to provide to the Adviser any additional information that the Adviser, in its sole discretion, deems necessary or appropriate to ensure that the Fund, the Adviser, or any entity that maintains a Private Banking Account for the Fund complies with all applicable laws, rules, or regulations concerning money laundering and similar activities.

The Subscriber understands and agrees that, notwithstanding anything to the contrary contained in this Agreement, if at any time it is discovered that any of the foregoing representations in this Agreement are incorrect, or if otherwise required by applicable law or regulation related to money laundering and similar activities, the Adviser may, in its sole discretion, undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to freezing, segregating or requiring a Subscriber to withdraw such Subscriber’s subscription in the Fund.

The Subscriber further understands that either the Fund or the Adviser may release confidential information about it and, if applicable, any underlying beneficial ownership, to proper authorities or any entity that maintains a Private Banking Account for the Fund if the Adviser, in its sole discretion, determines that it is in the best interests of the Fund in light of relevant laws, rules or regulations concerning money laundering and similar activities.

As used in this Agreement, the following terms shall have the following meanings:

“Close Associate” means, (i) with respect to a Senior Foreign Political Figure, a person who is widely and publicly known to maintain a close relationship with the Senior Foreign Political Figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure, and (ii) with respect to a Politically Exposed Person, any natural person who is known to hold the ownership or control of a legal instrument or person jointly with a Politically Exposed Person, or who maintains some other kind of close business or personal relationship with a Politically Exposed Person, or who holds the ownership or control of a legal instrument or person which is known to have been established to the benefit of a Politically Exposed Person.

“Family Member” means (i) with respect to a Senior Foreign Political Figure, spouses, parents, siblings, children of a Senior Foreign Political Figure and a Senior Foreign Political Figure’s spouses’ parents and siblings, and (ii) with respect to a Politically Exposed Person, the spouse, parent, sibling or child of a Politically Exposed Person.

“Foreign Bank” means an organization that (i) is organized under the laws of a country outside the United States; (ii) engages in the business of banking; (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (iv) receives deposits to a substantial extent in the regular course of its business; and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank.

“Foreign Shell Bank” means a Foreign Bank without a physical presence in any country, but does not include a Regulated Affiliate.

“High Risk or Non-Cooperative Jurisdiction or Territory” means any foreign country or territory that has been designated as a “High Risk Jurisdiction subject to a Call for Action” and/or non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the U.S. representative to the group or organization ceases to concur.

“Politically Exposed Person” means (i) a person who is or has been entrusted with prominent public functions by a foreign (non-United States) country, for example a Head of State or of government, senior politician, senior government, judicial or military official, senior executive of a state owned corporation, and important political party official; (ii) a person who is or has been entrusted domestically (in the United States) with prominent public functions, for example a Head of State or of government, senior politician, senior government, judicial or military official, senior executive of a state owned corporation and important political party official; and (iii) a person who is or has been entrusted with a prominent function by an international organization like a member of senior management, such as a director, a deputy director and a member of the board or equivalent functions.

“Private Banking Account” means an account (or any combination of accounts) that: (i) requires a minimum aggregate deposit of funds or other assets of not less than $1,000,000; (ii) is established on behalf of one (1) or more individuals who have a direct or beneficial ownership interest in the account; and (iii) is assigned to, or is administered or managed by, in whole or in part, an officer, employee, or agent of a financial institution acting as a liaison between the financial institution and the direct or beneficial owner of the account.

“Regulated Affiliate” means a Foreign Shell Bank that (i) is an affiliate of a depository institution, credit union, or Foreign Bank that maintains a physical presence in the United States or a foreign country; and (ii) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or Foreign Bank.

“Related Person” means any interest holder, beneficial owner, director, senior officer, trustee, beneficiary, grantor, authorized person or other controller of an entity; provided that in the case of an entity that is publicly traded or is a qualified pension or retirement plan, the term “Related Person” shall exclude any interest holder holding less than five percent (5%) of any class of securities of such publicly traded company and beneficiaries of such qualified pension or retirement plan.

“Senior Foreign Political Figure” means a current or former senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned commercial enterprise. In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a Senior Foreign Political Figure, as well as Family Members and Close Associates of Senior Foreign Political Figures.

“Shell Bank” means any institution that accepts currency for deposit and that (a) has no physical presence in the jurisdiction in which it is incorporated or in which it is operating, as the case may be, and (b) is unaffiliated with a regulated financial group that is subject to consolidated supervision.

(i)             The Subscriber represents and warrants that all personal data provided to the Fund or its delegates by or on behalf of the Subscriber has been and will be provided in accordance with applicable laws and regulations, including, without limitation, those relating to privacy or the use of personal data. The Subscriber shall ensure that any personal data that the Subscriber provides to the Fund or its delegates is accurate and up to date, and the Subscriber shall promptly notify the Fund if the Subscriber becomes aware that any such data is no longer accurate or up to date. The Subscriber acknowledges that the Fund and/or its delegates may transfer and/or process personal data provided by the Subscriber outside of the United States and Subscriber hereby consents to such transfer and/or processing and further represents that it is duly authorized to provide this consent on behalf of any individual whose personal data is provided by the Subscriber.

(s)            The Subscriber acknowledges that the Subscriber has received the Privacy Notice of the Adviser, a copy of which is attached hereto as Exhibit C. The Subscriber shall promptly provide the Privacy Notice to (i) each individual whose personal data the Subscriber has provided or will provide to the Fund or any of its delegates in connection with the Subscriber’s investment in the Fund (such as directors, trustees, employees, representatives, shareholders, investors, clients, beneficial owners or agents) and (ii) any other individual connected to the Subscriber as may be requested by the Fund or any of its delegates. The Subscriber shall also promptly provide to any such individual, on request by the Fund or any of its delegates, any updated versions of the Privacy Notice and the privacy notice (or other data protection disclosures) of any third party to which the Fund or any of its delegates has directly or indirectly provided that individual’s personal data.

(t)             The Subscriber is not relying on any written or oral advice, counsel or representations of the Fund, the Adviser or their respective affiliates other than as set forth above or in the Offering Memorandum. The Subscriber has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers to the extent it has deemed necessary, and has made its own investment decisions based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Fund, the Adviser or any of their respective affiliates or agents. The Subscriber is a sophisticated investor and is purchasing the Shares with a full understanding of all of the terms, conditions and risks thereof, and it is capable of assuming and willing to assume those risks.

(u)            Conflicts of Interest. The Subscriber acknowledges that it has carefully read and understand, and is fully aware of aware of, and consents to, the actual or potential conflicts of interest and, the other activities of the Adviser and its affiliates, in each case, as disclosed in the Adviser’s Form ADV and in the Offering Memorandum.

(v)            Compulsory Transfer. The Subscriber understands and agrees that the Adviser may cause the Subscriber involuntarily to sell or transfer all or a portion of its Shares in accordance with the provisions of this Agreement.

(w)            No Voluntary Withdrawal or Redemption; Transfer Restrictions. The Subscriber acknowledges and agrees that the Subscriber will not be permitted to voluntarily withdraw or require redemption of all or any portion of the Subscriber’s Subscription Amount. The Subscriber may sell, assign, transfer or otherwise dispose of (in each case, a “Transfer”) its Shares, provided that the transferee satisfies applicable eligibility and/or suitability requirements and the Transfer is otherwise made in accordance with applicable securities, tax, anti-money laundering and other applicable laws and in compliance with the Fund’s Declaration of Trust and Bylaws. No Transfer will be effectuated except by registration of the Transfer on the Company’s books. Each transferee must agree to be bound by the restrictions set forth herein, in the Declaration of Trust and in the Bylaws, and by all other obligations as an investor in the Fund.

(x)            Disclosure of Information. The Subscriber acknowledges and agrees that each of the Fund, the Fund’s administrator, the Adviser and their respective affiliates may disclose to each other, to any affiliate, to any third party service provider or any lender to the Fund, or to any regulatory or taxation body in any applicable jurisdiction to which any of the Fund, the administrator and/or the Adviser is or may be subject, copies of the Subscriber’s Subscription Agreement and related documents and any information concerning the Subscriber in their respective possession, whether provided by the Subscriber to the Fund, the administrator and/or the Adviser or otherwise, including details of such Subscriber’s Shares in the Fund, historical and pending transactions with respect to Shares in the Fund and the values thereof, and any such disclosure shall not be treated as a breach of any restriction upon the disclosure of information imposed on any such person by law or otherwise.

(y)            If at any time, the representations and warranties set forth in this Agreement shall cease to be true, the Subscriber shall promptly notify the Adviser.

(z)             If the Subscriber is not a U.S. Person, the Subscriber hereby certifies that the Shares are not being acquired by, or for the benefit of, any U.S. Person or in violation of any applicable law. In particular, the Subscriber certifies that the Subscriber was offered the Shares outside of the United States and received, executed and sent the Agreement from outside the United States.

4)                             Nominees. If the Subscriber is subscribing to the Fund as a nominee, custodian or other legal representative:

(a)            The Subscriber hereby represents and warrants (i) the Subscriber is investing in the Fund for the benefit of one person within the meaning of Rule 12g5-1 under the Exchange Act (the “Underlying Investor”); (ii) the Subscriber has all requisite power and authority to execute and deliver this Agreement on behalf of the Underlying Investor and to carry out all of the terms and provisions of this Agreement; (iii) the Subscriber is duly authorized to, and does hereby execute this Agreement and make all of the representations, warranties and agreements contained herein, on behalf of, with respect to, and at the direction of the Underlying Investor, as if the Underlying Investor was the “Subscriber” (other than in this Section 4) for purposes of this Agreement; (iv) the Subscriber has the sole power to direct the acquisition, disposition and voting of the Underlying Investor’s Shares in the Fund and the Underlying Investor will be the sole beneficiary of any and all such Shares (whether economic, voting or otherwise); and (v) the Subscriber has performed all investigations necessary or appropriate to ensure compliance with all applicable money laundering, anti-terrorist and related laws and regulations.

(b)            The Subscriber hereby agrees (i) the Underlying Investor’s Shares in the Fund may not be sold, pledged, assigned, transferred, conveyed, charged, exchanged or otherwise disposed (including by hypothecation or other encumbrance) of, in whole or in part, voluntarily or involuntarily, by operation of law, pursuant to judicial process or otherwise, except in accordance with the terms of this Agreement; (ii) on its own behalf, to be bound by Sections 3 through 12 of this Agreement; (iii) to provide such information and materials as may from time to time be requested by the Adviser for the purpose of verifying the source of funds paid to the Fund by the Subscriber and/or the identity of the Subscriber, the Underlying Investor and persons associated with each; (iv) the Underlying Investor shall be held personally responsible for all of the representations, warranties, covenants and agreements contained in, and shall be bound by all of the terms and conditions of, this Agreement and any claims arising from this Agreement; and (v) in the event of any breach of this Agreement, that the Fund may assert any claims directly against the Underlying Investor for such breach and may assert such claims against the Subscriber to the extent the Subscriber is indemnified therefor by the Underlying Investor.

5)                             Subscription and Acceptance. The Subscriber hereby agrees (i) to become a shareholder of the Fund, and (ii) purchase Shares from the Fund in an aggregate amount equal to the Subscriber’s Requested Subscription Amount in the manner set forth herein. Upon its execution hereof, the Fund hereby accepts the Subscriber’s subscription for Shares, and hereby agrees to admit the Subscriber as a shareholder of the Fund.

6)                             Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. For the avoidance of doubt, a Person’s execution and delivery of this Agreement by electronic signature and electronic transmission (jointly, an “Electronic Signature”), including via Docusign or other similar method, shall constitute the execution and delivery of a counterpart of this Agreement by or on behalf of such person and shall bind such person to the terms of this Agreement. The parties hereto agree that this Agreement and any additional information incidental hereto may be maintained as electronic records. Any person executing and delivering this Agreement by Electronic Signature further agrees to take any and all reasonable additional actions, if any, evidencing its intent to be bound by the terms of this Agreement, as may be reasonably requested by the Adviser.

7)                             Electronic Delivery. The Subscriber hereby consents to the electronic delivery via e-mail and/or posting on an intranet site (“Electronic Delivery”) of documents (the “Documents”) relating to the Fund generally. The Subscriber acknowledges that the Documents may be attached to e-mails, or may be posted on an intranet site, in one or more electronic formats, including Microsoft Word, Microsoft Excel, PDF and/or such other format as may be appropriate, and that the Subscriber must therefore use the appropriate computer program to open, view and print them. The Subscriber understands that Electronic Delivery presents a risk that delivery may be delayed or not completed for various reasons, including, without limitation, system outages, and that there may be certain costs associated with Electronic Delivery not otherwise associated with delivery in paper form, including, without limitation, online charges and printing costs. The Subscriber further understands that the Adviser will deploy technology intended to use encryption or other similar security measures to protect electronic communications with the Subscriber and that, for encryption and other measures to be effective, the Subscriber will need to implement and maintain reasonable security systems capable of accommodating those measures.  The Subscriber acknowledges that the consent to Electronic Delivery provided by the Subscriber pursuant to this Section 7 is effective until revoked by the Subscriber. The Subscriber may revoke its consent to Electronic Delivery of the Documents relating to the Fund at any time by sending written notice of such revocation to the Adviser at 500 West Monroe Street, Chicago, IL 60661.

8)                             Survival. To the fullest extent permitted by law, the representations and warranties and covenants set forth in this Agreement shall survive the execution and delivery of this Agreement and the admission of the Subscriber as a shareholder of the Fund.

9)                             Entire Agreement. This Agreement and any side letter entered into with the Subscriber constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersede all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

10)                           Indemnification. To the fullest extent permitted by applicable law, each Subscriber hereby undertakes that the representations and warranties made by the Subscriber in this Agreement are true and accurate. The Subscriber agrees to provide such information and to take such other actions as may be necessary or advisable for the Fund, as reasonably determined by the Adviser from time to time, to verify the accuracy of the Subscriber’s representations and warranties herein or to comply with any law, rule or regulation to which the Fund may be subject. The Subscriber understands the meaning and legal consequences of the representations, warranties, acknowledgements, agreements and information contained in this Agreement, and unless and except as expressly prohibited by applicable statute in effect on the date hereof, hereby agrees to indemnify and hold harmless the Fund and any Indemnitee (as such term is used in the Offering Memorandum), in each case to the fullest extent permitted by law, against any loss, liability, claim, damage or expense whatsoever (including, without limitation, any expense reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty (including those on the signature pages hereto) or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

The Subscriber intends that all Indemnitees be entitled to be indemnified under this Agreement and have the right to enforce such indemnification as if they were parties hereto.

A person who is not a party to this Agreement shall not have any rights under this Agreement and may not, in its own right or otherwise, enforce any term of this Agreement except that each Indemnitee who is, in each case, not otherwise a party to this Agreement (each, a “Beneficiary”) may in its own right enforce Section 3(k)(ii) or this Section 10 (as applicable). Notwithstanding any other provision of this Agreement, including the foregoing, the consent of or notice to any person who is not a party to this Agreement (including, without limitation, any Beneficiary) shall not be required for any termination, rescission or agreement to any variation, waiver, assignment, novation, release or settlement under this Agreement at any time.

11)                           Miscellaneous. To the fullest extent permitted by law, this Agreement shall not be assignable by any party hereto without the consent of all such parties. This Agreement shall be binding on and inure to the benefit of the legal representatives and permitted successors and assigns of the parties hereto. All dollar amounts used in this Agreement are denominated in U.S. Dollars. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any conflict or choice of law provisions that would make applicable the domestic substantive law of any other jurisdiction.

12)                           Severability. Each provision of this Agreement shall be considered severable and if for any reason any provision or provisions hereunder are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement which are valid, enforceable and legal.

[remainder of page intentionally left blank.]

Execution

Intending to be legally bound hereby, the parties have executed and delivered this Agreement effective on the date this Agreement is accepted by the Fund.

Name of Subscriber (include the name of trust, plan or other entity and the name of the trustee or other representative, if any, exactly as it should appear in the books and records of the Fund)

By:
Signature of person signing for Subscriber or for its trustee or other representative Title:

	Name of person signing (please print)	Date Submitted

Title of person signing

Witness (In the case of a Subscriber who is a natural person)

Fund	Dollar amount of Requested Subscription Amount:

Antares Strategic Credit Fund	$

In the case of a Subscriber who is a natural person and who is not a U.S. citizen or resident, such Subscriber’s country of residence: ___________________________________________________________

In the case of a Subscriber that is a corporation, partnership, trust or other entity not organized under the laws of a state of the United States, the jurisdiction of organization of such Subscriber: ________________________________________________________________________________________________

Please check any of the following boxes that apply to Subscriber:

☐	Plan Assets. This box should be checked only if the Subscriber checked “Yes” to the first question on the Plan Asset Questionnaire.

☐	BHC Partner. This box should be checked only if the Subscriber is a bank holding company (as defined in Section 2(a) of the BHC Act), a savings and loan holding company (as defined in Section 10 of HOLA), a non-U.S. bank subject to the BHC Act pursuant to the International Banking Act of 1978, as amended, or is a company that controls, is controlled by, or is under common control with any such bank holding company, savings and loan holding company, or non-U.S. bank, with “control” having the meaning provided in Section 225.2(e) of Regulation Y issued by the Board of Governors of the Federal Reserve System.

☐	Controlling Person. This box should be checked only if the Subscriber is a person who has discretionary authority or control with respect to the assets of the Fund or any person who provides investment advice for a fee (direct or indirect) with respect to the assets of the Fund, or any affiliate of any such person.

PLAN ASSET QUESTIONNAIRE

Plan Assets:

Do any of the assets of the Subscriber constitute “plan assets” (i.e., assets of a “benefit plan investor” as determined under the Plan Asset Regulations or otherwise)? The term “benefit plan investor” includes, for example, employee benefit plans subject to Part 4 of Subtitle B of Title I of ERISA, Individual Retirement Accounts and any other plans or arrangements to which Section 4975 of the Code applies and entities the underlying assets of which include “plan assets” by reason of a plan’s investment in such entity.

☐ Yes            ☐ No

If the Subscriber checks “yes”, it must also check all boxes below that describe the Subscriber. The Subscriber is:

☐ (a) an “employee benefit plan” within the meaning of Section 3(3) of ERISA that is subject to Part 4 of Subtitle B of Title I of ERISA.

☐ (b) a “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code.

☐ (c) An insurance company separate account that includes assets of an “employee benefit plan” within the meaning of Section 3(3) of ERISA or of a “plan” described in Section 4975(e) of the Code, and the “employee benefit plan” or “plan” is subject to Part 4 of Subtitle B of Title I of ERISA or to Section 4975 of the Code.

☐      (d) an insurance company general account the assets of which are treated as including “plan assets” (as determined under Section 401(c) of ERISA and the regulations promulgated thereunder). Such assets are no more than:

  ___% subject to Part 4 of Subtitle B of Title I of ERISA or to Section 4975 of the Code

☐     (e) a trust, partnership, fund, “fund of funds” or other entity, other than an insurance company separate or general account, at least some of whose investors are “benefit plan investors” within the meaning of Section 3(42) of ERISA. If this option (d) is checked, the percentage attributable to “benefit plan investors” as determined under the Plan Asset Regulations is no more than:

  ___% attributable to benefit plan investors

ANTARES STRATEGIC CREDIT FUND

By:
Name:
Title:

$
Subscription Amount of the Subscriber

Date Accepted:

APPENDIX A**

Definitions

1.	Terms Defined Elsewhere. The following terms are defined elsewhere in this Agreement, as indicated in the table below.

Term	Defined In
Adviser	Section 2(i)
Agreement	Introduction
AML Questionnaire	Section 3(j)(ii)
Annex	Section 3(q)
Canadian Investor Questionnaire	Section 3(j)(iii)
Close Associate	Section 3(r)
Code	Section 3(k)
Declaration of Trust	Recitals
Disqualifying Event	Section 3(p)
Documents	Section 7
EEA and UK Professional Investor Questionnaire	Section 3(j)(iii)
Electronic Delivery	Section 7
ERISA	Section 3(n)(i)
Family Member	Section 3(r)
FATCA	Section 3(k)(i)
Foreign Bank	Section 3(r)
Foreign Shell Bank	Section 3(r)
High Risk or Non-Cooperative Jurisdiction or Territory	Section 3(t)
Investor Questionnaire	Section 3(i)
IRS	Section 3(j)
Offering Memorandum	Recitals
Plan Asset Questionnaire	Section 3(n)
Plan Asset Regulations	Section 3(n)(iii)(B)
Plan Fiduciary	Section 3(n)(iii)
Politically Exposed Person	Section 3(r)
Private Banking Account	Section 3(r)
Regulated Affiliate	Section 3(r)
Related Person	Section 3(r)
Requested Subscription Amount	Recitals
SEC	Section 3(h)(ii)
Senior Foreign Political Figure	Section 3(r)
Shares	Recitals
Shareholders	Section 3(l)(iii)
Shell Bank	Section 3(r)
Subscriber	Introduction
Subscription Amount	Recitals

Term	Defined In
Underlying Investor	Section 4(a)(i)
W-8	Section 3(j)
W-9	Section 3(j)

2.            Other Defined Terms. The following terms shall have the meanings specified:

“Accredited Investor” includes any of the following:

(a)            a natural person whose net worth (individually or with such person’s spouse or Spousal Equivalent) exceeds $1,000,000;

(b)            a natural person who had an Individual Income in excess of $200,000 in each of the two most recent years or Joint Income with such person’s spouse or Spousal Equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(c)            an individual who holds, in good standing, one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status;

(d)            an organization described in Section 501(c)(3) of the Code, a corporation, limited liability company, Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(e)            a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a Sophisticated Person;

(f)             a broker or dealer registered pursuant to Section 15 of the Exchange Act;

(g)            an insurance company as defined in Section 2(13) of the Securities Act;

(h)            an investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of the Investment Company Act;

(i)             an investment adviser registered under Section 203 of the Investment Advisers Act or pursuant to the laws of any U.S. state;

(j)             an investment adviser relying on an exemption from registration with the SEC pursuant to Section 203(l) or (m) of the Investment Advisers Act;

(k)            a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act;

(l)             a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

(m)            a rural business investment company as defined in Section 384A of the Consolidated Farm and Rural Development Act, as amended;

(n)            a bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

(o)            a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(p)            an employee benefit plan within the meaning of ERISA, if it has total assets in excess of $5,000,000, or if the plan fiduciary (as defined in Section 3(21) of ERISA) is a bank, savings and loan association, insurance company, or registered investment adviser;

(q)            a self-directed benefit plan, with investment decisions made solely by persons that are Accredited Investors;

(r)             an entity in which all of the equity owners are Accredited Investors;

(s)            an entity, of a type not listed in items (d)-(r) above, not formed for the purpose of acquiring the securities offered, owning Investments in excess of $5,000,000;

(t)             a “family office,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, was not formed for the purpose of investing in the issuer of the securities being offered or sold, has assets under management in excess of $5,000,000 and whose prospective investment in such issuer is directed by a Sophisticated Person;

(u)            a “family client,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a “family office,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, whose prospective investment in the issuer of the securities being offered or sold is directed by such family office, and such family office is one (i) with assets under management in excess of $5,000,000, (ii) that was not formed for the specific purpose of investing in such issuer and (iii) whose prospective investment in the Fund is directed by a Sophisticated Person; or

(v)            a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

“Acts” means the Securities Act, the Investment Company Act and the Investment Advisers Act.

“EEA” means the European Economic Area.

“Employee Benefit Plan” means: (a) any plan, fund, or program established or maintained by an employer or by an employee organization (or both) to the extent that such plan, fund, or program was established or maintained for the purpose of providing for its participants or their beneficiaries, through the purchase of insurance or otherwise, (i) medical, surgical, or hospital care benefits, or benefits in the event of sickness, accident, disability, death or unemployment, or vacation benefits, apprenticeship or other training programs, or daycare centers, scholarship funds, or prepaid legal services, or (ii) any benefit described in Section 302(c) of the Labor Management Relations Act, 1947, as amended (other than pensions on retirement or death, and insurance to provide such pensions); or (b) any plan, fund, or program established or maintained by an employer or by an employee organization (or by both) to the extent that by its expressed terms or as a result of surrounding circumstances such plan, fund, or program (i) provides retirement income to employees, or (ii) results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. The determination of whether a plan, fund, or program constitutes an Employee Benefit Plan is made regardless of the method of calculating the contributions made to the plan, the method of calculating the benefits under the plan or the method of distributing benefits from the plan.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and its rules and regulations.

“FOIA” means the U.S. Freedom of Information Act, 5 U.S.C. § 552, as amended.

“Indirect Shareholder” means any person who beneficially owns securities of an entity that (a) would be an Investment Company but for the exemptions provided in Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act and (b) is a direct or indirect owner of securities of the subscribing entity.

“Individual Income” means adjusted gross income, as reported for federal income tax purposes, minus income attributable to a spouse or to property owned by a spouse, increased by the following amounts (except for amounts attributable to a spouse or to property owned by a spouse): (a) the amount of any tax-exempt interest income (under Section 103 of the Code) received; (b) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040; (c) any deduction claimed for depletion under Section 611 et seq. of the Code; (d) amounts contributed to an Individual Retirement Account or Keogh retirement plan (as defined in the Code); (e) alimony paid; and (f) any elective contributions to a cash or deferred arrangement under Section 401(k) of the Code.

“Investment Advisers Act” means the U.S. Investment Advisers Act of 1940, as amended, including its rules and regulations.

“Investment Company” is defined in Section 3(a)(1) of the Investment Company Act. Generally, an Investment Company means any issuer (a) that is engaged, holds itself out as engaged, or proposes to engage primarily in the business of investing, reinvesting, or trading in securities; (b) that has been engaged, is engaged, or proposes to engage in the business of issuing face-amount installment certificates, or that has such certificates outstanding; or (c) that is engaged or proposes to engage in the business of investing, reinvesting, owning, holding, or trading in securities, and owns or proposes to acquire investment securities whose value exceeds forty percent (40%) of the value of the issuer’s total assets (exclusive of government securities and cash) on an unconsolidated basis.

“Investments” means any or all (a) securities (as defined in the Securities Act), except for securities of issuers controlled by the Subscriber (“Control Securities”) unless (i) the issuer of the Control Securities is itself a registered or private investment company or is exempted from the definition of investment company by Rule 3a-6 or Rule 3a-7 under the Investment Company Act, (ii) the Control Securities represent securities of an issuer that files reports pursuant to Section 13 or 15(d) of the Exchange Act, (iii) the issuer of the Control Securities has a class of securities listed on a designated offshore securities market under Regulation S under the Securities Act, or (iv) the issuer of the Control Securities is a company with shareholders’ equity of not less than $50 million determined in accordance with generally accepted accounting principles, as reflected in the company’s most recent financial statements (provided such financial statements were issued within sixteen (16) months of the date of the Subscriber’s purchase of the Shares); (b) futures contracts or options thereon held for investment purposes; (c) certain options on physical commodities and physical commodities held for investment purposes; (d) swaps and other similar financial contracts entered into for investment purposes; (e) real estate held for investment purposes; and (f) cash and cash equivalents held for investment purposes. Investments can be valued at cost or fair market value as of a recent date. Generally, the amount of any outstanding indebtedness incurred to acquire the investments should be deducted. In addition, other amounts may be required to be deducted from such valuation by Rule 2a51-1 under the Investment Company Act.

“Joint Income” means joint adjusted gross income, as reported for federal income tax purposes, increased by the following: (a) the amount of any tax-exempt interest income (under Section 103 of the Code) received; (b) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040; (c) any deduction claimed for depletion under Section 611 et seq. of the Code; (d) amounts contributed to an Individual Retirement Account or Keogh retirement plan (as defined in the Code); (e) alimony paid; and (f) any elective contributions to a cash or deferred arrangement under Section 401(k) of the Code.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and its rules and regulations.

“Sophisticated Person” means a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

“Spousal Equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

“UK” means the United Kingdom of Great Britain and Northern Ireland.

EXHIBIT A-1

Investor Questionnaire for Entities

(See attached)

ANTARES STRATEGIC CREDIT FUND

INVESTOR QUESTIONNAIRE
FOR ENTITIES

This Questionnaire provides general information regarding the definitions of “accredited investor” and certain other terms, but such information is subject to the provisions of the relevant Acts and the rules and regulations promulgated thereunder, as well as to pronouncements and interpretations of the SEC and its staff. In completing the Subscription Agreement and this Questionnaire, investors should refer to the relevant Act and related rules and regulations, pronouncements and interpretations, and consult their legal counsel, in confirming their status as an accredited investor and in otherwise completing the subscription documents.

I.	Subscriber Information (please print or type)

Subscriber’s Name:

Name and Title of Authorized Signatory:

Entity is governed by the laws of:

Date Entity was formed:

Location of Subscription Agreement Execution:

Briefly describe the Subscriber’s business:

List all individuals who directly or indirectly own or hold at least five percent (5%) of the Subscriber’s shares or interests:[1]

U.S. Taxpayer Identification Number:

Global Intermediate Identification Number:

Year End for U.S. Federal Income tax Purposes:

1 Not applicable if the Subscriber is a publicly traded entity listed on an exchange.

Subscriber’s Name:
Legal Address (used for tax reporting purposes; no P.O. boxes, please):

(Attention)

(Street)

(City, State, Zip Code and Country if not U.S.)

Wiring Instructions:

Bank Name:

ABA#:

Account #:

Account Name:

Reference Info:

Subscriber’s Name:

Investor Communications:

Subscriber Contact Information

Primary Contact	Full Name:
Email:
Company:
Address:
City, State ZIP:
Phone:
Fax:

CC Contact	Full Name:
Email:
Company:
Address:
City, State ZIP:
Phone:
Fax:

Correspondence to be received (please check as appropriate):

Subscriber Statements	_____

Tax Correspondence	_____

Legal Correspondence	_____

Cash Distributions	_____

All of the above	_____

II.	Type of Entity (please check one box only)

☐	Corporation	☐	Estate	☐	Individual Retirement Account
☐	Partnership	☐	Irrevocable Trust	☐	Other (please specify):
☐	Limited Liability Company	☐	Revocable Trust[2]

III.	Financial Information

1.	Total Net Worth in U.S. Dollars. Please indicate your estimated net worth by checking the appropriate box.

☐	$0 - $999,999	☐	$10,000,000 - $24,999,999
☐	$1,000,000 - $1,499,999	☐	$25,000,000 - $49,999,999
☐	$1,500,000 - $4,999,999	☐	$50,000,000+
☐	$5,000,000 - $9,999,999

2.	Are you an Accredited Investor (as defined in Rule 501 of Regulation D under the Securities Act)? Please check all applicable boxes.

You are:

For Corporations, Foundations, Endowments, Partnerships, Limited Liability Companies, Business Trusts and certain other entities:

☐	A partnership, corporation, limited liability company, Code Section 501(c)(3) organization, or Massachusetts or similar business trust, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000.

☐	An entity where all equity owners are Accredited Investors (as defined in Appendix A).[3] (NOT APPLICABLE FOR TRUSTS, OTHER THAN BUSINESS TRUSTS.) If you checked this box only, each of your equity owners must provide a completed Investor Questionnaire for Individuals and Grantors of Revocable Trusts or Investor Questionnaire for Entities, as applicable. Also, please list the total number of your equity owners: ________

2 Each grantor and each trustee of a revocable trust which is a subscriber to the Fund must execute an Investor Questionnaire for Individuals and Grantors of Revocable Trusts or Investor Questionnaire for Entities, as applicable. In the event that the grantor of a subscribing revocable trust revokes the trust, such grantor agrees that it shall thereafter be liable for all the obligations of the trust as a subscriber. In addition, the subscribing trust represents that any representations and warranties made in this Subscription Agreement in respect of such trust are also true and correct in respect of the grantors of such trust.

3 It is permissible to look through various forms of equity ownership to natural persons in determining the accredited investor status of entities under this item. If those natural persons are themselves accredited investors, and if all other equity owners of the entity seeking accredited investor status are accredited investors, then this item may be available.

For Trusts:

☐	A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose investment in the Fund is being directed by a Sophisticated Person (as defined in Appendix A).

☐	A trust having as its trustee or co-trustee a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity and subscribing for the account of the trust.

☐	A revocable trust that may be amended or revoked at any time by the grantors thereof and all of the grantors of which are Accredited Investors (as defined in Appendix A). If you checked this box only, each of your grantors must provide a completed Investor Questionnaire for Individuals and Grantors of Revocable Trusts or Investor Questionnaire for Entities, as applicable.

For Employee Benefit Plans, Individual Retirement Accounts, and Keogh Plans:

☐	An Employee Benefit Plan (other than a self-directed plan), whether or not subject to Title I of ERISA, whose investment decisions are made by a plan fiduciary (as defined in Section 3(21) of ERISA) which is either a bank, savings and loan association, insurance company or registered investment adviser. If you checked this box, please answer Question 3. Also, please fill in name of plan fiduciary:________________________.

☐	An Employee Benefit Plan (other than a self-directed plan), whether or not subject to Title I of ERISA, with total assets in excess of $5,000,000. If you checked this box, please answer Question 3.

☐	An Employee Benefit Plan (other than a self-directed plan), with total assets in excess of $5,000,000, that is established and maintained by a state, its political subdivisions, or any of their respective agencies or instrumentalities. If you checked this box, please answer Question 3.

☐	A self-directed plan (i.e., an Individual Retirement Account or a tax-qualified defined contribution plan in which a participant may exercise control over the investment of assets credited to such participant’s account) in which each participant is an Accredited Investor (as defined in Appendix A). If you checked this box, each plan participant must provide a completed Investor Questionnaire for Individuals and Grantors of Revocable Trusts. Also, please list the number of plan participants: _______

For Banks, Savings and Loan Associations, and Similar Institutions:

☐	A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

For Insurance Companies:

☐	An insurance company (as defined in Section 2(13) of the Securities Act).

For Investment and Other Companies:

☐	An investment company registered under the Investment Company Act.

☐	A private business development company as defined in Section 2(a)(48) of the Investment Company Act or a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act.

☐	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

☐	A rural business investment company as defined in Section 384A of the Consolidated Farm and Rural Development Act, as amended.

For Investment Advisers:

☐	An investment adviser registered under Section 203 of the Investment Advisers Act or pursuant to the laws of any U.S. state.

☐	An investment adviser relying on an exemption from registration with the SEC pursuant to Section 203(l) or (m) of the Investment Advisers Act.

For Broker Dealers:

☐	A broker dealer registered pursuant to Section 15 of the Exchange Act.

For Other Entities:

☐	An entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning Investments in excess of $5,000,000.

For Family Offices and Clients:

☐	A “family office,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, was not formed for the purpose of investing in the issuer of the securities being offered or sold, has assets under management in excess of $5,000,000 and whose prospective investment in such issuer is directed by a Sophisticated Person.

☐	A “family client,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a “family office,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, whose prospective investment in the issuer of the securities being offered or sold is directed by such family office, and such family office is one (i) with assets under management in excess of $5,000,000, (ii) that was not formed for the specific purpose of investing in such issuer and (iii) whose prospective investment in the Fund is directed by a Sophisticated Person.

Subscribers not Listed Above:

☐	Please check here if you do not fall within any of the categories specified above.

3.	Employee Benefit Plans. If required by Question 2, please answer all of the following questions:

(a)	Is the plan voluntary and contributory – i.e., can participating employees decide whether to contribute their own after-tax funds to the plan?

☐	Yes	☐	No

If you answered “Yes” to (a), you may be required to submit a complete list of your security holders. Each security holder may be required to provide additional financial information.

(b)	Are the plan interests required to be registered under the Securities Act pursuant to SEC Release Nos. 33-6188 and 33-6281?

☐	Yes	☐	No

(c)	Do the plan’s governing documents permit its purchase of Shares?

☐	Yes	☐	No

4.	Formed for the Purpose of Investing in the Fund.

(a)	Is any person or entity that is in any way affiliated with or otherwise related to you also purchasing Shares or are you acting jointly or otherwise in concert with any other person or entity in connection with its purchase of Shares?

☐	Yes	☐	No

(b)	Please check any of the following that apply to you:

☐	You were formed (or reformed) or are being operated for the purpose of investing in the Fund or in any other entity excluded from the definition of “investment company” (as defined in Section 3(a) of the Investment Company Act) by Section 3(c)(1) of the Investment Company Act, or for the purpose of circumventing the registration requirements of the Investment Company Act.

For Entities Except Trusts: If “Yes,” then each of your beneficial owners must provide a completed Investor Questionnaire for Individuals and Grantors of Revocable Trusts or Investor Questionnaire for Entities, as applicable. Also, please list the total number of your beneficial owners: ______

For Trusts: If “Yes,” then please contact the Adviser for more information.

☐	Your shareholders, members, partners, grantors, trustees or other beneficiaries or owners (or any other persons or entities having a relationship similar to any of the foregoing), as the case may be, if any, did or will contribute additional capital for the purpose of purchasing the Shares.

☐	You have invested more than forty percent (40%) of its total subscribed capital in any single entity, including the Fund, which is excluded from the definition of an investment company solely by reason of Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act.

☐	You permit your shareholders, members, partners, grantors, trustees or other beneficiaries or owners (or any other persons or entities having a relationship similar to the foregoing) to opt in or out of particular investments made by you, each such person does not participate in all investments made by you pro rata in accordance with its interest in you, or such person is consulted regarding participation (or non-participation) in particular investments or is allowed to determine whether or how much to invest in particular investments, including your investment in the Fund.

☐	On the date hereof (after giving effect to your acquisition of your Shares and the funding of all of your current investment commitments), you are either an “investment company” as that term is defined in Section 3(a) of the Investment Company Act or excepted from such definition of an “investment company” by the exceptions provided for in Section 3(c)(1) or 3(c)(7) of the Investment Company Act.

5.	Are you a Grantor Retained Annuity Trust, a Charitable Remainder Trust, or a private foundation?

☐	Yes	☐	No

If “Yes”, please specify:____________________________.

6.	Additional Questions for Entities.

☐	(a) Did any of your beneficial owners (your “Shareholders”) acquire their interests in you on or before April 30, 1996? If “Yes,” please answer Question 6(b). If “No,” please skip to Question 7.

☐	Yes	☐	No

☐	(b) Do you rely on Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act to avoid registration as an Investment Company (as defined in Appendix A)?

☐	Yes	☐	No

7.	Investor Type. Please indicate your investor type (You must select only one of the options below). If you are acting as trustee, agent, representative or nominee for a beneficial owner, please check the item that best describes the beneficial owner.

(A)	Financial Institution

☐	(A1) Broker-Dealer
☐	(A2) Registered Investment Company
☐	(A3) Commercial Investment Bank or Thrift
☐	(A4) Insurance Company
☐	(A5) Other Financial Institution (please specify): ______________

(B)	Pension Fund

☐	(B1) Corporate/Private
☐	(B2) Public
☐	(B3) Union/Taft-Hartley

(C)	Non-Profit Organization

☐	(C1) Endowment
☐	(C2) Foundation
☐	(C3) Other Non-Profit Organization (please specify): ___________

☐	(D)	Family Office

☐	(E)	Private Fund

☐	(E1) Feeder Fund
☐	(E2) Fund of Funds
☐	(E3) Other Private Fund (please specify): ____________________

☐	(F)	State or Municipality

☐	(G)	Sovereign wealth fund or foreign official institution

☐	(H)	Other (please specify) ____________________

8.	Pay to Play. (Please indicate either “yes” or “no” in response to each of the following questions)

(a)	Is the Subscriber a “government entity”[4] within the meaning of Rule 206(4)-5 under the Investment Advisers Act?

☐	Yes	☐	No

(b)	If the Subscriber is acting as agent, representative or nominee for one or more investors, are any such investors a “government entity” within the meaning of Rule 206(4)-5 under the Investment Advisers Act?

☐	Yes	☐	No

If the answer to question (b) is “Yes,” please indicate the names of any such investors: _______________________________

(c)	If the Subscriber is acting on behalf of one or more beneficial owners, are any such beneficial owners a “government entity” within the meaning of Rule 206(4)-5 under the Investment Advisers Act?

☐	Yes	☐	No

If the answer to question (c) is “Yes,” please indicate the names of any such investors: _______________________________

(d)	If the Subscriber answered “Yes” to question (a), (b) or (c) above, the Subscriber hereby certifies that:

Other than the Pay to Play Rule, no “pay to play” or other similar compliance obligations would be imposed on the Fund, the Adviser or their affiliates in connection with the Subscriber’s subscription.

Please check the box to indicate that the Subscriber is making such certification.   ☐

If the Subscriber cannot make such certification, indicate in the space below all other “pay to play” laws, rules or guidelines, or lobbyist disclosure laws or rules, the Fund, the Adviser or their affiliates, employees or third-party placement agents would be subject to in connection with the Subscriber’s subscription:

4 A “government entity” is defined in Rule 206(4)-5 as any state or political subdivision of a state, including: (i) any agency, authority, or instrumentality of the state or political subdivision; (ii) a pool of assets sponsored or established by the state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to a “defined benefit plan” as defined in Section 414(j) of the Code (26 U.S.C. § 414(j)), or a state general fund; (iii) a plan or program of a government entity; and (iv) officers, agents, or employees of the state or political subdivision or any agency, authority or instrumentality thereof, acting in their official capacity.

(e)	Please check the box in this question (e) if none of the statements above in this “10. Pay to Play” are applicable to the Subscriber.

9.	506(d) of Regulation D. (The Subscriber must write “True” in the space provided for all those statements below that apply to it. If any of the statements below do not apply to the Subscriber, the Subscriber must write “False” in the space provided and should contact the Adviser immediately as additional information or disclosures may be required and the Subscriber may not be eligible to purchase Shares of the Fund. For purposes of each of the below statements in this Question 9, the term “Subscriber” shall include both the Subscriber and its beneficial owners. The term “beneficial owner” has the same meaning as under Rule 13d-3 promulgated under the Exchange Act and includes any person who, directly or indirectly, has or shares, or is deemed to have or share: (1) the power to vote, or to direct the voting of, the Subscriber’s Shares; and/or (2) the power to dispose, or to direct the disposition of, the Subscriber’s Shares.)

________              (A)            Convictions. The Subscriber has not been convicted, within the last ten years, of any felony or misdemeanor:

(1)	In connection with the purchase or sale of any security;

(2)	Involving the making of any false filing with the SEC; or

(3)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

________              (B)            Court Orders, Judgments or Decrees. The Subscriber is not subject to any order, judgment or decree of any court of competent jurisdiction, entered within the last five years, that restrains or enjoins the Subscriber from engaging or continuing to engage in any conduct or practice:

(1)	In connection with the purchase or sale of any security;

(2)	Involving the making of any false filing with the SEC; or

(3)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

________              (C)             Agency Final Orders. The Subscriber is not subject to a final order of a U.S. state securities commission (or an agency or officer of a U.S. state performing like functions); a U.S. state authority that supervises or examines banks, savings associations, or credit unions; a U.S. state insurance commission (or an agency or officer of a U.S. state performing like functions); an appropriate U.S. federal banking agency; the U.S. Commodity Futures Trading Commission; or the U.S. National Credit Union Administration that:

(1)	Bars the Subscriber from: (i) association with an entity regulated by such commission, authority, agency, or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities; or

(2)	Constitutes a final order based on a violation of any law, rule or regulation that prohibits fraudulent, manipulative or deceptive conduct entered within the last ten years.

________             Definition of the term “final order”. For the purposes of this questionnaire, the term “final order” means a written directive or declaratory statement issued by a federal or state agency described in this clause (C) under applicable statutory authority that provides for notice and an opportunity for hearing, which constitutes a final disposition or action by that federal or state agency.

________              (D)            SEC Orders. The Subscriber is not subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Investment Advisers Act that:

(1)	Suspends or revokes the Subscriber’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(2)	Places limitations on the activities, functions or operations of the Subscriber; or

(3)	Bars the Subscriber from being associated with any entity or from participating in the offering of any penny stock.

________              (E)             SEC Cease and Desist Orders. The Subscriber is not subject to any order of the SEC entered within the last five years that orders the Subscriber to cease and desist from committing or causing a violation or future violation of:

(1)	Any scienter-based anti-fraud provision of the federal securities laws, including without limitation Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and 17 CFR 240.10b-5, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Investment Advisers Act, or any other rule or regulation thereunder; or

(2)	Section 5 of the Securities Act.

________              (F)             Securities Association or Securities Exchange Suspension or Expulsion. The Subscriber is not suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

________              (G)             Refusal Order, Stop Order or Suspension of Regulation A Exemption. The Subscriber has not filed (as a registrant or issuer), and was not and was not named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the last five years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, and the Subscriber is not the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued.

________              (H)            U.S. Postal Service False Representation Order. The Subscriber is not subject to a U.S. Postal Service false representation order entered within the last five years, and is not subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the U.S. Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

________              (I)              To the best of its knowledge, the Subscriber is not currently the subject of any threatened or pending investigation, proceeding, action or other event that, if adversely determined, would give rise to any of the events described in clauses (A)-(H) above.

The representations and warranties in clauses (A)-(I) above shall be true and correct at all times while the Subscriber holds Shares in the Fund, and, notwithstanding any other provisions of the Agreement, if such representations and warranties are no longer true and correct then the Subscriber shall notify the Adviser in writing promptly.

10.	Public Access Law Matters.

(a)	The Subscriber is subject to FOIA (as defined in Appendix A), any state public records access laws, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or legal right that might result in the disclosure of confidential information relating to the Fund (including as a result of ownership of Subscriber’s or any parent of Subscriber’s securities by a public entity or listing of such securities on a public exchange):

☐	Yes	☐	No

IV.	Tax Matters

1.	Please indicate the treatment of the Subscriber for U.S. federal income tax purposes:

☐	Partnership
☐	C Corporation
☐	S Corporation
☐	Disregarded Entity
☐	Trust
☐	Grantor Trust
☐	Other, please explain ________________________________________

If the Subscriber is a disregarded entity or grantor trust for U.S. federal income tax purposes, please indicate the U.S. federal income tax treatment of the regarded tax owner of such disregarded entity or grantor trust:

In addition, please complete the remainder of this Part IV on behalf of the Subscriber or the Subscriber’s ultimate regarded tax owner.

2.	Indicate the Subscriber’s country of residency: ______________

3.	Is the Subscriber eligible for the benefits of an income tax treaty with the United States? If yes, please indicate the treaty jurisdiction applicable to the Subscriber:

4.	Is the Subscriber a “United States person” within the meaning of Section 7701(a)(30) of the Code?

☐	Yes	☐	No

5.	Is the Subscriber a foreign government?

☐	Yes	☐	No

6.	Is the Subscriber an organization that is exempt from U.S. federal income tax pursuant to Section 501(a) of the Code and subject to tax on “unrelated business taxable income” (as such term is used in Section 511-514 of the Code)?

☐	Yes	☐	No

7.	Is the Subscriber an organization that is exempt from U.S. federal income tax pursuant to Section 501(a) of the Code and exempt from tax on “unrelated business taxable income” (as such term is used in Section 511-514 of the Code)?

☐	Yes	☐	No

8.	Is the Subscriber (a) a trust any portion of which is treated (under subpart E of part I of subchapter J of chapter 1 of subtitle A of the Code) as owned by a natural person (e.g., a grantor trust), (b) an entity disregarded for U.S. federal income tax purposes and owned (or treated as owned) by a natural person or a trust described in clause (a) of this sentence (e.g., a limited liability company with a single member), (c) an organization described in Section 401(a), Section 501(c)(17) or Section 509(a) of the Code, or (d) a trust permanently set aside or to be used for a charitable purpose?

☐	Yes	☐	No

If the question above was answered “Yes,” please contact Dechert LLP.

EXHIBIT A-2

Investor Questionnaire for Individuals and
Grantors of Revocable Trusts

(See attached)

ANTARES STRATEGIC CREDIT FUND

INVESTOR QUESTIONNAIRE
FOR INDIVIDUALS AND GRANTORS OF REVOCABLE TRUSTS

This Questionnaire provides general information regarding the definitions of “accredited investor” and certain other terms, but such information is subject to the provisions of the relevant Acts and the rules and regulations promulgated thereunder, as well as to pronouncements and interpretations of the SEC and its staff. In completing the Subscription Agreement and this Questionnaire, investors should refer to the relevant Act and related rules and regulations, pronouncements and interpretations, and consult their legal counsel, in confirming their status as an accredited investor and in otherwise completing the subscription documents.

I.	Type of Ownership: How will the Shares be held? (please check one box only)

☐	Individual	☐	Grantor of a Revocable Trust**
☐	Joint Tenants with Rights of Survivorship*	☐	Tenants in Common*
☐	Tenants by the Entirety*	☐	Community Property*

*	Please list name(s) of additional holder(s). Each additional holder must complete a separate Investor Questionnaire. ________________________________________________________________________

**	A Subscription Agreement and Investor Questionnaire must also be completed on behalf of both the Grantor and the trust itself.

***	Please note that Subscribers that are disregarded entities should fill out the Investor Questionnaire for Entities above, provided that grantors of Subscribers that are revocable trusts must also fill out this Investor Questionnaire for Individuals and Grantors of Revocable Trusts.

II.	Subscriber Information (please print or type)

Name of Individual Subscriber or Grantor of Revocable Trust:

Name and Title of Authorized Signatory, if applicable:

Social Security Number, if applicable:

Location of Subscription Agreement Execution:

Residential Address (no P.O. boxes, please):
(Street)

(City, State, Zip Code and Country if not U.S.)

Correspondence Address (address to which the Fund’s correspondence to the Subscriber should be sent, if different from the Residential Address listed above) (no P.O. boxes, please):

(Street)

(City, State, Zip Code and Country if not U.S.)

Telephone Number:

Facsimile Number:

E-Mail Address:

Date of Birth:

Tax Residence - State/Country:

Year End for U.S. Federal Income Tax Purposes:

Citizenship - Country:

Occupation:

Name and Address of Employer:
(Name)

(Street)

(City, State, Zip Code and Country if not U.S.)

Name and Address of any additional person, if any, to whom notices and communications should be sent:

(Name)

(Street)

(City, State, Zip Code and Country if not U.S.)

(Phone Number)	(Facsimile Number)	(E-mail Address)

Wire Instructions for any amounts payable to the Subscriber:

Bank:

Address:

Account Name:

ABA#*:

Account #:

* Please use SWIFT # for non-U.S. banks.

III.	Financial Information

1.	Total Net Worth in U.S. Dollars. Please indicate your estimated net worth[5] by checking the appropriate box.

☐	$0 - $999,999	☐	$10,000,000 - $24,999,999
☐	$1,000,000 - $1,499,999	☐	$25,000,000 - $49,999,999
☐	$1,500,000 - $4,999,999	☐	$50,000,000+
☐	$5,000,000 - $9,999,999

2.	Are you an Accredited Investor (as defined in Rule 501 of Regulation D under the Securities Act)? Please check all boxes that apply to you.

☐	You are a person whose individual net worth[1] or joint net worth[6] with a spouse or Spousal Equivalent, is over $1,000,000.

5 For purposes of calculating net worth, (1) a person’s primary residence shall not be included as an asset, (2) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence, shall not be included as a liability (except that if the amount of such indebtedness outstanding exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability), and (3) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability.

6 For purposes of calculating joint net worth, joint net worth can be the aggregate net worth of the investor and spouse or Spousal Equivalent, and assets need not be held jointly to be included in the calculation. Reliance on the joint net worth standard does not require that the securities be purchased jointly.

☐	You are a person who had individual income[7] in excess of $200,000 in each of the two most recent years, or joint income[8] with a spouse or Spousal Equivalent in excess of $300,000 in each of those years, and who has a reasonable expectation of reaching the same income level in the current year.

☐	You are a person who holds, in good standing, one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status.[9]

3.	Investor Type. Please indicate your investor type (You must select only one of the options below).

☐	(A)	Individual that is a United States person[10]

☐	(B)	Individual that is a not a United States person

4.	506(d) of Regulation D. (The Subscriber must write “True” in the space provided for all those statements below that apply to it. If any of the statements below do not apply to the Subscriber, the Subscriber must write “False” in the space provided and should contact the Adviser immediately as additional information or disclosures may be required and the Subscriber may not be eligible to purchase Shares of the Fund. For purposes of each of the below statements in this Question 4, the term “Subscriber” shall include both the Subscriber and its beneficial owners. The term “beneficial owner” has the same meaning as under Rule 13d-3 promulgated under the Exchange Act and includes any person who, directly or indirectly, has or shares, or is deemed to have or share: (1) the power to vote, or to direct the voting of, the Subscriber’s Shares; and/or (2) the power to dispose, or to direct the disposition of, the Subscriber’s Shares.)

7 For purposes of this question, “individual income” means your adjusted gross income, as reported for federal income tax purposes, minus income attributable to a spouse or to property owned by a spouse, increased by the following amounts (except for amounts attributable to a spouse or to property owned by a spouse): (1) the amount of any tax-exempt interest income (under Section 103 of the Code) received; (2) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040; (3) any deduction claimed for depletion under Section 611 et seq. of the Code; (4) amounts contributed to an Individual Retirement Account or Keogh retirement plan (as defined in the Code); (5) alimony paid; and (6) any elective contributions to a cash or deferred arrangement under Section 401(k) of the Code.

8 For purposes of this question, “joint income” means your joint adjusted gross income, as reported for federal income tax purposes, increased by the following: (1) the amount of any tax-exempt interest income (under Section 103 of the Code) received; (2) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040; (3) any deduction claimed for depletion under Section 611 et seq. of the Code; (4) amounts contributed to an Individual Retirement Account or Keogh retirement plan (as defined in the Code); (5) alimony paid; and (6) any elective contributions to a cash or deferred arrangement under Section 401(k) of the Code.

9 For this purpose, the SEC has designated holders of a General Securities Representative license (Series 7), a Private Securities Offerings Representative license (Series 82) and an Investment Adviser Representative license (Series 65).

10 “United States Person” has the meaning set forth in rule 203(m)-1 under the Investment Advisers Act.

________              (A)           Convictions. The Subscriber has not been convicted, within the last ten years, of any felony or misdemeanor:

(1)	In connection with the purchase or sale of any security;

(2)	Involving the making of any false filing with the SEC; or

(3)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

________              (B)            Court Orders, Judgments or Decrees. The Subscriber is not subject to any order, judgment or decree of any court of competent jurisdiction, entered within the last five years, that restrains or enjoins the Subscriber from engaging or continuing to engage in any conduct or practice:

(1)	In connection with the purchase or sale of any security;

(2)	Involving the making of any false filing with the SEC; or

(3)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

________              (C)            Agency Final Orders. The Subscriber is not subject to a final order of a U.S. state securities commission (or an agency or officer of a U.S. state performing like functions); a U.S. state authority that supervises or examines banks, savings associations, or credit unions; a U.S. state insurance commission (or an agency or officer of a U.S. state performing like functions); an appropriate U.S. federal banking agency; the U.S. Commodity Futures Trading Commission; or the U.S. National Credit Union Administration that:

(1)	Bars the Subscriber from: (i) association with an entity regulated by such commission, authority, agency, or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities; or

(2)	Constitutes a final order based on a violation of any law, rule or regulation that prohibits fraudulent, manipulative or deceptive conduct entered within the last ten years.

Definition of the term “final order”. For the purposes of this questionnaire, the term “final order” means a written directive or declaratory statement issued by a federal or state agency described in this clause (C) under applicable statutory authority that provides for notice and an opportunity for hearing, which constitutes a final disposition or action by that federal or state agency.

________              (D)            SEC Orders. The Subscriber is not subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Investment Advisers Act that:

(1) Suspends or revokes the Subscriber’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(2) Places limitations on the activities, functions or operations of the Subscriber; or

(3) Bars the Subscriber from being associated with any entity or from participating in the offering of any penny stock.

________              (E)            SEC Cease and Desist Orders. The Subscriber is not subject to any order of the SEC entered within the last five years that orders the Subscriber to cease and desist from committing or causing a violation or future violation of:

(1)	Any scienter-based anti-fraud provision of the federal securities laws, including without limitation Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and 17 CFR 240.10b-5, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Investment Advisers Act, or any other rule or regulation thereunder; or

(2)	Section 5 of the Securities Act.

________              (F)            Securities Association or Securities Exchange Suspension or Expulsion. The Subscriber is not suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

________              (G)           Refusal Order, Stop Order or Suspension of Regulation A Exemption. The Subscriber has not filed (as a registrant or issuer), and was not and was not named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the last five years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, and the Subscriber is not the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued.

________              (H)           U.S. Postal Service False Representation Order. The Subscriber is not subject to a U.S. Postal Service false representation order entered within the last five years, and is not subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the U.S. Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

________              (I)             To the best of its knowledge, the Subscriber is not currently the subject of any threatened or pending investigation, proceeding, action or other event that, if adversely determined, would give rise to any of the events described in clauses (A)-(H) above.

The representations and warranties in clauses (A)-(I) above shall be true and correct at all times while the Subscriber holds Shares in the Fund, and, notwithstanding any other provisions of the Agreement, if such representations and warranties are no longer true and correct then the Subscriber shall notify the Adviser in writing promptly.

IV.	Tax Matters

1.	Please indicate the treatment of the Subscriber for U.S. federal income tax purposes:

☐	Individual

☐	Joint Tenancy

☐	Disregarded Entity whose regarded tax owner is treated as an individual for U.S. federal income tax purposes

☐	Grantor Trust whose regarded tax owner is treated as an individual for U.S. federal income tax purposes

☐	Grantor Trust whose regarded tax owner is not treated as an individual for U.S. federal income tax purposes

☐	Other, please explain ________________________________________

2.	Please indicate the Subscriber’s (or the Subscriber’s regarded tax owner’s) country of residency: _______________________________________________________________________

3.	Is the Subscriber (or is the Subscriber’s regarded tax owner) a “United States person” within the meaning of Section 7701(a)(30) of the Code?

☐	Yes	☐	No

4.	Is the Subscriber (a) a trust any portion of which is treated (under subpart E of part I of subchapter J of chapter 1 of subtitle A of the Code) as owned by a natural person (e.g., a grantor trust), (b) an entity disregarded for U.S. federal income tax purposes and owned (or treated as owned) by a natural person or a trust described in clause (a) of this sentence (e.g., a limited liability company with a single member), (c) an organization described in Section 401(a), Section 501(c)(17) or Section 509(a) of the Code, or (d) a trust permanently set aside or to be used for a charitable purpose?

☐	Yes	☐	No

If the question above was answered “Yes,” please contact Dechert LLP.

EXHIBIT B

Anti-Money Laundering (AML) Questionnaire

(See attached)

ANTARES STRATEGIC CREDIT FUND

ANTI-MONEY LAUNDERING (AML) QUESTIONNAIRE

I.	MINIMUM INFORMATION

ALL Subscribers must provide the following information:

a.	Full Name of Subscriber:
b.	Address:[11]
c.	Country of Citizenship or Domicile:
d.	Date of Birth (if applicable):
e.	Identification Number:[12]
f.	Subscriber Type:	☐ Legal Entity (If the Subscriber is a “Legal Entity”, please continue to Section II) ☐ Individual (If the Subscriber is an “Individual”, the questionnaire is complete)

II.	ADDITIONAL SUBSCRIBER INFORMATION

For Subscribers that are Legal Entities, verification of the identities of certain individuals associated with those entities must also be performed.

(A)	Is the Subscriber a private company, limited liability company, limited partnership, trust, nonprofit organization OR other similar entity?

☐ YES (If the Subscriber responded “Yes,” please continue to part (B)

☐ NO

11 Individual: Current residential address. Entity: Registered address or principal place of business address if different to registered.

12 U.S.: Taxpayer identification number or social security number. Non-U.S.: One or more of the following: a taxpayer identification number; passport number and country of issuance; alien identification card number; or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

(B)	Does the Subscriber have any individual: (a) beneficial owners with more than a ten percent (10%) beneficial interest in the Subscriber; (b) trustees; (c) directors; OR (d) officers?

☐ YES (If the Subscriber responded “Yes,” please provide information relating to a natural person on the next page (Attachment A), for each such individual. Therefore if a beneficial owner or trustee of a Subscriber is another legal entity, please provide the same information for all individual (a) beneficial owners with more than a ten percent (10%) beneficial interest in the Subscriber; (b) directors of the Subscriber; (c) officers of the Subscriber; AND (d) trustees of the Subscriber.)

☐ NO

III.            REQUESTS FOR ADDITIONAL INFORMATION AND DOCUMENTATION

The Adviser reserves the right to request additional documentation or information in order to properly complete its subscriber identification review.

Attachment A:

Please provide the following information below for all individual (a) beneficial owners with more than a ten percent (10%) beneficial interest in the Subscriber; (b) trustees of the Subscriber; (c) directors of the Subscriber; AND (d) officers of the Subscriber. You may make additional copies of this page as necessary.

a.	Full Name of Individual:
b.	Address:
c.	Country of Citizenship:
d.	Date of Birth:
e.	Identification Number:

a.	Full Name of Individual:
b.	Address:
c.	Country of Citizenship:
d.	Date of Birth:
e.	Identification Number:

a.	Full Name of Individual:
b.	Address:
c.	Country of Citizenship:
d.	Date of Birth:
e.	Identification Number:

EXHIBIT C

Notice of Privacy Policy and Practices

(See attached)

PRIVACY NOTICE

Antares Capital Credit Advisers LLC, together with any investment fund managed by it (each, a “Fund”), (collectively, “Antares”) are committed to maintaining the privacy of their current and prospective investors. Antares recognizes that you entrust Antares with highly confidential personal and financial information, and Antares understands that protecting and safeguarding this information is important.

In the course of processing your Subscription Agreement and the related documents herein, and its ongoing dealings with you as an investor, Antares may obtain non-public personal information about investors or prospective investors who are individual persons (“non-public personal information”). This information may include:

•	name,

•	address,

•	telephone number,

•	e-mail address,

•	taxpayer identification number,

•	account number,

•	transaction history, and

•	other personal information of such an investor or prospective investor.

Antares may collect non-public personal information in a variety of ways, including:

•	From you when you complete a Subscription Agreement, other forms and questionnaires or otherwise in the course of establishing an investor relationship with you.

•	From your transactions with a Fund, its affiliates or others, such as, for example, your investment and withdrawal history.

If you are a corporate investor (including, for these purposes, legal arrangements such as trusts or exempted limited partnerships) that provides a Fund with personal information on individuals connected to you for any reason in relation to your investment with that Fund, this Privacy Notice will be relevant for those individuals and you should transmit this document to such individuals or otherwise advise them of its content.

Antares may use your non-public personal information for marketing purposes as well as for internal administration and analysis and for everyday business purposes. Antares may share your non-public personal information with its affiliates in connection with servicing your account, and subject to applicable law, may provide you with information about products and services that Antares or its affiliates believe may be of interest to you.  Antares’ affiliates, in turn, are not permitted to share your non-public personal information with non-affiliated entities, except as required or permitted by law. Antares does not disclose any non-public personal information about its investors or former investors to any nonaffiliated parties, except to third party service providers (such as administrators, accountants, auditors, bankers, prime brokers, insurers, lawyers, AML service providers, tax information service providers and other back-office service providers) who assist in the operation of its business, as permitted or required by law, or at your request/consent. Any transfer of personal information by a Fund or its duly authorized affiliates and/or delegates to countries not having an adequate level of protection shall be in accordance with the requirements of applicable law.

Antares restricts access to non-public personal information about you to those employees, agents or other parties who need to know that information. Antares maintains physical, electronic and procedural safeguards to protect your non-public personal information. Antares’ Privacy Notice covers all individuals who are investors in a Fund, who have been investors in a Fund or who are considering an investment in a Fund.

Each Fund collects, stores and uses personal information for lawful purposes, including, in particular:

•	where this is necessary for the performance of its rights and obligations under the Subscription Agreement and/or its the constitutional and operational documents;

•	where this is necessary for compliance with a legal and regulatory obligation to which it is subject (such as compliance with anti-money laundering and FATCA/ requirements); and/or

•	where this is necessary for the purposes of its legitimate interests and such interests are not overridden by your interests, fundamental rights or freedoms.

BY DISCLOSING YOUR NON-PUBLIC PERSONAL INFORMATION TO ANTARES, YOU CONSENT TO THE COLLECTION, STORAGE AND PROCESSING OF YOUR NON-PUBLIC PERSONAL INFORMATION BY ANTARES IN A MANNER CONSISTENT WITH THIS PRIVACY NOTICE.

This Privacy Notice is provided to you in accordance with the Securities and Exchange Commission’s Regulation S-P. Antares, or one of its affiliates, will provide you with a copy of its Privacy Notice annually, and if any material changes occur to its Privacy Notice, Antares will notify you as promptly as practicable of such changes. If you have any questions about this Privacy Notice, please contact Mike Donahoe, Chief Compliance Officer at the following contact information:

Mike Donahoe

Chief Compliance Officer

Antares Capital LP

500 West Monroe Street

Chicago, IL 60661

312-889-9920

Mike.Donahoe@Antares.com

EXHIBIT D

EEA and UK Professional Investor Questionnaire

(See attached)

EEA and UK Professional Investor Questionnaire

1.1            EEA or UK subscribers

(a)	The Subscriber represents and warrants that it is a person or undertaking established, domiciled, or which has its registered office in one of the jurisdictions below, by checking the box applicable to it.

☐	Austria, Belgium, Bulgaria, Croatia, Republic of Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Netherlands, Norway, Poland, Portugal, Romania, Slovakia, Slovenia, Spain or Sweden; or

☐	UK.

(b)	The Subscriber further represents and warrants that it is a “professional investor” within the meaning of Article 4(1)(ag) of the EU Alternative Investment Fund Managers Directive (2011/61/EU) or Regulation 2 of the UK Alternative Investment Fund Managers Regulations 2013 (as applicable), and meets at least one of the criteria below required to be a “professional client” as defined under Annex II of the Markets in Financial Instruments Directive (2004/39/EC) or under COBS 3.5 (Professional Clients) of the FCA Handbook (as applicable), by checking the box or boxes below that is applicable to it.

☐	An entity which is required to be authorized or regulated to operate in the financial markets.

☐

A large entity meeting at least two of the following three requirements on a company basis:

(i)       a balance sheet total pursuant to the balance sheet equivalent to not less than EUR 20,000,000;

(ii)       net turnover pursuant to the balance sheet equivalent to not less than EUR 40,000,000; and/or

(iii)       shareholders’ equity pursuant to the balance sheet equivalent to not less than EUR 2,000,000.

☐	Countries, regions, national and regional authorities, public bodies that manage public debt, central banks and the European Central Bank as well as the European Investment Bank, the World Bank, the International Monetary Fund and other similar international or supranational organizations.

☐	An institutional investor other than those stated above whose main activity is to invest in financial instruments, including undertakings dedicated to the securitizing of assets or other financial transactions.

The Subscriber has provided the Adviser with documentation showing that at least one of the criteria above is met.

(c)	If the Subscriber does not meet any of the criteria in Section 1.1(a), the Subscriber requests to be treated as a professional client by the Adviser. The Subscriber confirms that the Adviser has informed it of protections and investor compensation rights that the Subscriber may lose and confirms that it is aware of the consequences of being treated as a professional client. Furthermore, the Subscriber represents and warrants that it meets at least two of the criteria below, by checking the box or boxes below applicable to it.

☐	The Subscriber has carried out transactions, in significant size, on the relevant market at an average frequency of 10 per quarter over the previous four quarters.

☐	The size of the Subscriber’s financial instrument portfolio, defined as including cash deposits and financial instruments exceeds EUR 500,000.

☐	The Subscriber works or have worked in the financial sector for at least one year in a professional position, which requires knowledge of the transactions or services envisaged.

The Subscriber has provided the Adviser with documentation showing that at least two of the criteria above is met.

Subscribers to which the Shares were marketed in the EEA or UK who cannot make the representations in either Sections 1.1(a) or (c) should contact the Adviser.